UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(610) 240-3200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Put Option Agreement, Securities Purchase Agreement and Warranty Agreement

On December 14, 2020, Trinseo S.A., a public limited liability company (société anonyme) existing under the laws of Luxembourg (the “Company”) entered into a Put Option Agreement (the “Put Option Agreement”), with Arkema S.A., a company organized under the laws of France (the “Seller”), relating to the transfer of the business of developing, manufacturing, regenerating and selling activated methyl methacrylates (MMA) and polymethyl methacrylates (PMMA) (the “Business,” as further defined therein) currently operated by certain of subsidiaries of the Seller. Appended to the Put Option Agreement are: (i) a form of securities purchase agreement (the “SPA”) and (ii) a form of warranty agreement relating thereto (the “Warranty Agreement” and, together with the SPA, the “Transaction Documents”) (the transaction being referred to as the “Acquisition”). Together the Transaction Documents provide for the Acquisition at an initial purchase price of EUR 1,137,000,000, subject to customary working capital and other closing adjustments as set forth in the SPA, payable at closing of the transactions.

Under the Put Option Agreement, following completion of the consultation processes with the Works Councils (as defined in the SPA), the Company irrevocably undertook to execute and deliver the Transaction Documents (together with their respective annexes, schedules or appendixes) concurrently with the execution and delivery by the Seller on the date and location set forth in the put option exercise notice. In consideration for the Company’s undertakings under the Put Option Agreement, the Seller granted the Company an exclusivity undertaking for a duration of one year.

If the Put Option is exercised by the Seller, under the SPA, the Seller would make certain fundamental representations and warranties as to the organization and the ownership of the target Business and agrees to indemnify the Company, subject to certain exceptions and limitations set forth in the SPA, in connection with any Specific Liabilities defined therein, subject to certain deductions and exceptions and agreed indemnity caps. In addition, if the Put Option is exercised by the Seller, under the Warranty Agreement, the Seller would make additional representations and warranties regarding the target Business subject to the indemnity limitations set forth in the Warranty Agreement. In addition, as part of the Acquisition, the Company has obtained a warranty and indemnity insurance policy which will provide coverage for certain breaches of the representations and warranties of the Seller in the SPA and Warranty Agreement, in each case subject to a retention amount, exclusions, policy limits and certain other terms and conditions.

The parties’ obligations to complete the transaction under the SPA will be subject to the absence of a Material Adverse Change (as defined in the SPA) having occurred before September 1, 2021, or any subsequent date mutually agreed in writing between the Company and the Seller, the completion of certain pre-closing reorganizations, the receipt of certain antitrust clearances, as well as certain other customary conditions and approvals. The Seller’s put option under the Put Option Agreement can be exercised and is irrevocable until the Put Option Expiry Time (as defined in the Put Option Agreement). The closing is expected to occur by mid-2021.

The foregoing description of the Transaction Documents is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Transaction Documents, which are attached as Exhibit 2.1 to this report and incorporated by reference herein. The Transaction Documents and the above description have been included to provide investors and security holders with information regarding the terms of the Transaction Documents. They are not intended to provide any other factual information about the Company, or its subsidiaries or affiliates or equityholders. The representations, warranties and covenants contained in the Transaction Documents were and will be made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Transaction Documents; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company or its subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties of the Company and its subsidiaries in the Transaction Documents not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings made with the Securities and Exchange Commission (the “SEC”).

Item 8.01	Other Events.

Financing Commitment

In connection with entering into the SPA, Trinseo Materials Operating S.C.A. and Trinseo Materials Finance Inc. entered into a debt commitment letter dated December 14, 2020 with Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., HSBC Bank USA, N.A., and HSBC Securities (USA) Inc. (the “Commitment Parties”), pursuant to which the Commitment Parties have committed, subject to certain customary terms and conditions, to provide (i) a senior secured credit facility in an aggregate principal amount of $400 million, (ii) a secured bridge facility in an aggregate principal amount of $350 million and (iii) an unsecured bridge facility in an aggregate principal amount of $450 million.

Forward-Looking Statements

This communication may contain “forward-looking statements” including, without limitation, statements concerning plans, expectations, underlying assumptions and timing relating to the Acquisition, and other statements, which are not statements of historical facts. Forward-looking statements may be identified by the use of words like “expect,” “estimate,” “will,” “may,” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on the Company’s current expectations and assumptions about the Acquisition. Specific factors that could cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, risks related to the occurrence of any event, change or other circumstances that could give rise to the termination of or failure to complete the Acquisition or the agreements and transactions contemplated thereby; the failure of the Company to meet the conditions to closing of the Acquisition, including those conditions related to antitrust, works council and other regulatory approvals; the failure to obtain the financing necessary, at terms acceptable to the Company to fund the Acquisition; costs related to the proposed Acquisition and the impact of the substantial indebtedness to be incurred to finance the Acquisition; the ability of the post-Acquisition company to meet its financial and strategic goals, due to, among other things, its ability to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the post-Acquisition Company may be adversely affected by other economic, business, and/or competitive factors; the Company’s ability to successfully integrate the acquired businesses or generate expected cost savings and synergies from the Acquisition; the ongoing impact of the COVID-19 pandemic and those factors discussed in the Company’s Annual Report for the year ended December 31, 2019 filed with the SEC, in subsequent Quarterly Reports on Form 10-Q and in other filings and furnishings made by the Company with the SEC from time to time. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof and are not a guarantee of future performance. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Exhibits.

Exhibit Number	Description

2.1	Put Option Agreement, by and between Trinseo S.A. and Arkema S.A. dated December 14, 2020.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Trinseo S.A. hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

By:	/s/ David Stasse
Name:	David Stasse
Title:	Executive Vice President and Chief Financial Officer

Date: December 17, 2020